TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectus, as supplemented

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Transamerica JPMorgan Enhanced Index VP

The fee table below replaces in its entirety the fee table found in the “Fees and Expenses” section of the Prospectus and Summary Prospectus relating to Transamerica JPMorgan Enhanced Index VP:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Initial	Service
Management fees[1]	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses[1]	0.04%	0.04%
Total Annual Fund Operating Expenses	0.77%	1.02%

1 Management fees have been restated to reflect the combination of investment advisory and administrative services fees under one agreement providing for a single management fee. As a result, “Other expenses” do not include administrative services fees. Prior to March 1, 2016, the portfolio paid investment advisory fees of 0.74% and administrative services fees of 0.03%. Management fees have also been restated to reflect a reduction in management fees effective July 31, 2016.

The following information will be added alphabetically to the section entitled “Recent Advisory Fee Changes” under the heading “Investment Manager” in the Prospectus:

Transamerica JPMorgan Enhanced Index VP: Effective July 31, 2016, the management fee is 0.73% of the first $750 million; 0.68% over $750 million up to $1 billion; 0.62% over $1 billion up to $5 billion; and 0.60% in excess of $5 billion in average daily net assets.

Transamerica Multi-Managed Balanced VP: Effective July 31, 2016, the management fee is 0.65% of the first $1 billion; 0.59% over $1 billion up to $5 billion; and 0.58% in excess of $5 billion in average daily net assets.

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Investors Should Retain this Supplement for Future Reference

July 29, 2016